SUBSEQUENT EVENT	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENT

NOTE 6 - SUBSEQUENT EVENTS

On October 7, 2023, subsequent to the reporting period, the State of Israel, where the Company’s operations are primarily based, suffered a surprise attack by hostile forces from Gaza, which led to the declaration by Israel of the “Iron Swords” military operation. This military operation and related activities are on-going as of the issuance date of these financial statements. Consequently:

●	Some of the Company’s Israeli subcontractors, vendors, suppliers and other companies in which the Company relies, are currently only partially active, as instructed by the relevant authorities, which has caused delays in aspects of our development and regulatory activities;

●	The lack of international flights in and out of Israel may affect the Company’s ability to import materials that are required to construct the Company’s devices which are required to complete development and regulatory activities; and

●	The lack of international flights in and out of Israel may affect the Company’s commercial and regulatory activities.

The Company is currently assessing whether there are any material adverse effects on its anticipated milestones and results of operations in the fourth quarter of 2023 and perhaps beyond due to the military operation and related matters, the extent of which cannot be estimated at this stage.

NOTE 16 – SUBSEQUENT EVENT On February 13, 2023, 240,000 pre-funded warrants were exercised to shares of Common Stock (the “Pre-Funded Warrants”) in exercise price of $0.0001 per share.